UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2011

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
Lindenstrasse 8
6340 Baar
Zug, Switzerland
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 18, 2011, Allied World Assurance Company Holdings, AG (“Allied World”) issued a press release in response to the July 12, 2011 unsolicited acquisition proposal sent by Validus Holdings, Ltd. to Transatlantic Holdings, Inc. (“Transatlantic”). Allied World, GO Sub, LLC and Transatlantic entered into a previously announced agreement and plan of merger, dated as of June 12, 2011, providing for a merger of equals business combination of Allied World and Transatlantic. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

99.1	Press release, dated July 18, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Dated: July 18, 2011	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated July 18, 2011.